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                                                                   EXHIBIT 10.97


                           CERTIFICATE SALE AGREEMENT

         CERTIFICATE AGREEMENT, dated as of March 31, 1999, between NATIONAL CHARTERED AUTO CORPORATION, a Delaware corporation ("NCAC"), and NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFF").

                                    RECITALS

         WHEREAS, NCAC desires to sell, and NAFI desires to purchase, the Class C Certificate owned by, and registered in the name of, NCAC, evidencing 1% of the beneficial ownership interest in the NATIONAL FINANCIAL AUTO RECEIVABLES MASTER TRUST (the "Master Trust"), a Delaware business trust formed pursuant to the Pooling and Administration Agreement, dated as of December 5, 1994, between National Financial Auto Funding Trust II ("Funding Trust II"), NAFI and Bankers Trust Company, as trustee (as the same shall have been amended and restated as of March 26, 1999, the "Pooling Agreement");

         NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows:

         SECTION 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Pooling Agreement.

         SECTION 2. Sale of Certificate. In consideration of the receipt of the Purchase Price (as hereinafter defined), NCAC, upon delivery to NAFI of the Certificate, and execution and delivery to NAFI of the Assignment attached hereto as Exhibit A (or such other written instrument of transfer in a form satisfactory to the Transfer Agent and Registrar) duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar, endorsed in blank, hereby and thereby sells, assigns and transfers to NAFI its entire right, title and interest in the Certificate and the beneficial ownership interest in the Master Trust evidenced thereby.

          SECTION 3. Purchase Price. In consideration of the sale, assignment and transfer of the Certificate by NCAC to NAFI, NAFI hereby agrees to pay to NCAC the sum of $25,000.00 (the "Purchase Price"), by wire transfer of immediately available funds to the following account designated by NCAC:

               Bank Name:                  First Union National Bank
               Bank Address:               Charlotte, N.C.
               Bank ABA Routing Number:    0530-0021-9

               For Credit To:              National Chartered Auto Corporation
               Bank Account Number:        2000000717919

         SECTION 4. Representations. (a) Neither NCAC nor any other party acting on behalf of NCAC has used any means of general solicitation or distribution in connection with the marketing, sale, transfer or other disposition of the Certificate or any other certificate or other




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evidence beneficial ownership interest in the Master Trust, or taken any other action that would require registration of the transfer of the Certificate pursuant hereto under the Securities Act of 1933, as amended, or any state securities laws.

              (b) Neither NAFI nor any other party acting on behalf of NAFI has sold, offered to sell, or solicited offers for the purchase of, the Certificate by means of general solicitation or distribution in connection with the marketing, sale, transfer or other disposition of the Certificate or any other certificate or other evidence beneficial ownership interest in the Master Trust, or taken any other action that would require registration of the transfer of the Certificate pursuant hereto under the Securities Act of 1933, as amended, or any state securities laws.

         SECTION 5. NCAC hereby irrevocably disclaims and surrenders any interest in any certificate, note, security or other interest evidencing beneficial ownership of, or secured by, pools of motor vehicle retail installment sale contracts owned by NAFI or any affiliate of NAFI, or any trust or other entity formed by NAFI, including but not limited to National Financial Auto Funding Trust and Funding Trust II.

         SECTION 6. Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         SECTION 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




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         IN WITNESS WHEREOF, NAFI and NCAC have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       NATIONAL AUTO FINANCE COMPANY, INC.

                                       By: /s/ KEITH B. STEIN
                                          ------------------------------------
                                       Name:   Keith B. Stein
                                       Title:  Vice Chairman and Chief Executive
                                               Officer


                                       NATIONAL CHARTERED AUTO CORPORATION

                                       By: /s/ GARY L. SHAPIRO
                                          ------------------------------------
                                       Name:   Gary L. Shapiro
                                       Title:  President

                                       By: /s/ EDGAR A. OTTO
                                          ------------------------------------
                                       Name:   Edgar A. Otto
                                       Title:  Vice President

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                                                                       Exhibit A

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto National Auto Financial Corporation, Inc. the attached Class C Certificate, and does hereby irrevocably constitute and appoint ___________, Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee.


                                       NATIONAL CHARTERED AUTO CORPORATION

                                       By: /s/ GARY L. SHAPIRO
                                          ------------------------------------
                                       Name:   Gary L. Shapiro
                                       Title:  President

                                       By: /s/ EDGAR A. OTTO
                                          ------------------------------------
                                       Name:   Edgar A. Otto
                                       Title:  Vice President

Dated: March _, 1999